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                             GILMAN & CIOCIA, INC.
                             475 Northern Boulevard
                              Great Neck, NY 11021

                                 April 26, 1995


Mr. Steven Gilbert
12608 Clendenning Drive
Tampa, FL 33624

           Re: Stock Purchase Agreement dated February 10, 1995 between Gilman & Ciocia, Inc. and Steven Gilbert

Dear Steve:

        We understand that your net obligations to us (apart from adjustments under Section 3 of the captioned Agreement (the "Agreement")) as of the date of the Agreement totalled $32,000 and that as a result the purchase price for the shares of Gilbert Financial Services Inc. (the "Company") shall be reduced in the amount of $32,000, or 9,143 shares of the common stock (the "Common Stock") of Gilman & Ciocia, Inc. ("G&C"), at $3.50 per share of Common Stock. As such, you will agree to accept as the total purchase price under the Agreement 203,428 shares of Common Stock (the "Shares"), which is 9,143 shares less than is provided for in the Agreement ($32,000/$3.50 per share = 9,143).

        In addition, we understand that, pursuant to Section 3 under the Agreement, you will reimburse to the G&C $21,000 on or before July 1, 1995, for expenses paid by G&C on behalf of the Company during November 1994. G&C agrees that such payment will constitute the total adjustment under said Section 3.

        This letter confirms that no other currently outstanding monetary obligations exist between any of the parties hereto to the best of each party's knowledge, except for those obligations contained in the employment agreement between you and G&C; provided, however, this letter shall not affect in any way the rights of any party under Section 10 of the Agreement.

        Furthermore, we understand that you are assigning the Shares to The Gilbert Family Limited Partnership (the "Limited Partnership"), a limited partnership organized under the laws of Florida. To effect such transfer, the Limited Partnership hereby represents, warrants and covenants regarding the Shares as follows:

                (a) The Limited Partnership is acquiring the Shares for investment only and not with a view to its resale or distribution. The Limited Partnership is not acquiring the





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Shares as a result of any advertisement, public meeting or other public offering.

        (b) The Limited Partnership understands that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), and must be held by it indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Limited Partnership understand that the resale of such Shares will be restricted so that such resale may be made only in accordance with the appropriate exemptions (including holding such Shares for periods of time specified in Rule 144 promulgated under the Act and compliance with the other provisions thereof, if such exemption is available), or registration under the Act.

        (c) The Limited Partnership is aware of the risks of an investment in restricted securities, and the Limited Partnership has no need for any income from its investment in the Shares and can afford to lose its entire investment. The Limited Partnership is aware that the Company has made no representation as to the value of the Shares now or in the future. The Limited Partnership, or legal and financial advisors available to it, has such knowledge and experience in financial and business matters so that the Limited Partnership is capable of assessing the merits and risks of acquiring the Shares.

        (d) The Limited Partnership has reviewed the Prospectus of the Company dated as of September 9, 1994, the Company's Annual Report on Form 10-KSB for its fiscal year ended June 30, 1994, and the Company's Quarterly Reports on Form 10-QSB for its fiscal quarters ended September 30, and December 31, 1994, including the financial statements of the Company contained therein, and the Limited Partnership has had an opportunity to ask questions of and receive answers from management of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense relating to the Company's business, financial condition and results of operations, although neither the Company nor any person or entity on its behalf has made any representation or warranty except as expressly contained herein. The Limited Partnership has reviewed each of the RISK FACTORS set forth in the Prospectus and understands each of them.

        (e) The Limited Partnership understands that all certificates evidencing the Shares will bear a legend substantially in the following form;

        The securities represented by this certificate have not been registered under the Securities Act




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        of 1933, as amended, or under any state securities laws. These securities may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the securities under said Act or an opinion of counsel and other assurances satisfactory to the Company prior to the transaction that registration under said Act is not required.

        (f) The Limited Partnership has consulted with tax and legal counsel selected by the Limited Partnership in connection with the assignment, and with financial advisors, who have reviewed the merits of an investment in the Shares hereunder. The Limited Partnership, together with such persons, has sufficient knowledge and experience in business and financial matters to evaluate the merits and the risks of an investment in the Shares, and the Limited Partnership is fully aware of the risks involved and has determined that an investment in the Shares is consistent with its investment objectives. The Limited Partnership is relying solely on its own tax advisors with respect to the tax factors relating to an investment in the Shares.

        (g) Prior to the registration of the Shares, if the Limited Partnership, or any subsequent holder, desires to transfer any of the Shares, such holder must give to the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company, in either case to the effect that the proposed transfer will not violate the provisions of the Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act.

        (h) Prior to any such proposed transfer, and as a condition thereto, such holder, or any subsequent holder, will, if requested by the Company, deliver to the Company (i) an investment letter setting forth investment representations of the proposed transferee and such proposed transferee's covenant to comply with the transfer provisions as set forth in this letter, signed by the proposed transferee, and (ii) an agreement by the transferee to indemnify the Company to the same extent as set forth in the following paragraph (i) hereof.

        (i) The Limited Partnership acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein and hereby

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agrees to indemnify and hold harmless the Company and its officers, directors, agents and representatives and each of their heirs, legal representatives, successors and assigns from and against any and all loss, damage or liability (including reasonable attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) any transfer of any of the Shares in violation of the Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts,
(ii) any transfer of any of the Shares not in accordance herewith or (iii) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by such holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

        (j) The Company may place a stop order with its transfer agent and registrar, if any, with respect to any of the Shares or any certificates into which such Shares are exchanged, except to the extent such security is covered by an effective registration statement under the Act.



                                        Very truly yours
                                        GILMAN & CIOCIA, INC.



                                        By: /s/ Ralph V. Esposito
                                            --------------------------
                                            Name:
                                            Title:

Agreed and Confirmed:
                                        THE GILBERT FAMILY LIMITED
                                        PARTNERSHIP

/s/ Steven Gilbert                      /s/ Steven Gilbert
- ----------------------------            ----------------------------
STEVEN GILBERT                          Name:
                                        Title: